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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 19, 2000

                               AZCO MINING INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                       0-20430                 84-1094315

(STATE OR OTHER JURISDICTION        (COMMISSION FILE         (I.R.S. EMPLOYER
     OF INCORPORATION)                   NUMBER)             IDENTIFICATION NO.)




                            7239 EL MIRAGE ROAD

                           GLENDALE, ARIZONA  85307

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                                 (623) 935-0774

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                        --------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

ITEM 9.  REGULATION FD DISCLOSURE.

         A copy of the press release dated December 22, 2000 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AZCO MINING INC.

Date: December 22, 2000                  By:  /s/Ryan Modesto
                                              -------------------------------
                                              Ryan Modesto

                                              Vice President - Finance and Chief
                                              Financial Officer

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                                AZCO MINING INC.
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 0-20430)

                                  EXHIBIT INDEX
                                       TO

                             FORM 8-K CURRENT REPORT
                             DATED DECEMBER 19, 2000





                                               INCORPORATED
EXHIBIT                                         HEREIN BY              FILED
NUMBER           DESCRIPTION                   REFERENCE TO          HEREWITH
-------          -----------                   ------------          --------


99.1             Press Release,                                         X
                 dated December 22, 2000




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